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                                                                   EXHIBIT 10.26



                               DIGENE CORPORATION

                         Registration Rights Agreement


         This Agreement, dated as of May 24, 1996, is entered into by and among Digene Corporation, a Delaware corporation (the "Company"), and the stockholders listed on the signature pages hereto, together with such other stockholders of the Company as may hereafter become parties to this agreement by their execution and delivery to the Company of the Counterpart and Acknowledgement in the form attached hereto as Exhibit A (collectively, the "Holders").

         WHEREAS, a Certificate of Amendment, filed with the Secretary of State of the State of Delaware (the "Delaware Secretary of State") on November 5, 1991, sets forth certain registration rights relating to the shares of 8% Redeemable Convertible Preferred Stock, $.10 par value per share (the "8% Preferred Stock"), of the Company;

         WHEREAS, a Certificate of Designations, filed with the Delaware Secretary of State on November 5, 1991, sets forth certain registration rights relating to the shares of 1991 Series Redeemable Convertible Preferred Stock, $.10 par value per share (the "1991 Preferred Stock"), of the Company;

         WHEREAS, a Certificate of Designation, filed with the Delaware Secretary of State on May 31, 1994, sets forth certain registration rights relating to the shares of 1994 Series Redeemable Convertible Preferred Stock, $.10 par value per share (the "1994 Preferred Stock," and, collectively with the 8% Preferred Stock and the 1991 Preferred Stock, the "Preferred Stock"), of the Company;

         WHEREAS, upon completion of the Company's initial public offering pursuant to a Registration Statement on Form S-1 (Reg. No. 333-2968) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act") (the "Offering"), all outstanding shares of Preferred Stock will be converted into shares of the Company's Common Stock, $.01 par value per share (the "Common Stock");

         WHEREAS, pursuant to the terms of Common Stock Purchase Warrants (the "Warrants") issued in connection with the sale of the 1994 Preferred Stock, the holders of such warrants were granted registration rights upon the same terms and subject to the same conditions as the registration rights granted to the holders of the 1994 Preferred Stock;





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         WHEREAS, it is the desire of the Company to amend and restate its
Certificate of Incorporation, and to exclude the terms of the aforementioned registration rights for the Preferred Stock from the text of the Amended and Restated Certificate of Incorporation to be filed with the Delaware Secretary of State;

         WHEREAS, the holders of a majority of the outstanding shares of the Common Stock and each series of the Preferred Stock have approved the Amended and Restated Certificate of Incorporation; and

         WHEREAS, as a condition to their approval of the Amended and Restated Certificate of Incorporation, the holders of a majority of the outstanding shares of each series of Preferred Stock have required that registration rights similar to those conveyed pursuant to the Certificate of Amendment and the Certificates of Designations for the Preferred Stock be set forth in the Agreement.

         NOW THEREFORE, in consideration of the premises, the mutual promises and covenants contained in this Agreement, and for other valuable consideration, the receipt and sufficiency of which is acknowledged by all of the parties hereto, the parties hereto agree as follows:

         1. Certain definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         "Conversion Shares" shall mean the shares of Common Stock issued upon mandatory conversion of the Preferred Stock into Common Stock upon completion of the Offering.

         "Stock" shall mean with respect to any Holder the Conversion Shares and the Warrant Shares, and any Common Stock issued as a dividend or distribution thereon or in substitution therefor; provided that no security shall be deemed to be Stock (i) at any time after it first becomes eligible for immediate resale pursuant to subsection (k) of Rule 144 promulgated under the Securities Act, as such rule may from time to time be amended or supplemented ("Rule 144"), unless subsequent to such time the Company's action or omission causes Rule 144(k) to be unavailable in a proposed sale of such security and
(ii) at any time after it has been sold pursuant to an effective registration statement filed under the Securities Act, or pursuant to any other public offering or any Transfer under Rule 144.

         "Transfer" shall mean any pledge, sale, assignment, gift or other transfer of any Stock or any interest therein, whether or not such transfer would constitute a "sale," as such term is defined in Section 2(3) of the Securities Act.





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         "Underwriter" shall mean each person who is or may be deemed an
"underwriter," as that term is defined in Section 2(11) of the Securities Act, in respect of securities which shall have been registered by the Company under the Securities Act pursuant to any of the provisions of this Agreement.

         "Warrant Shares" shall mean the shares of Common Stock which were issued upon exercise of the Warrants.

         2. Incidental Registration. If the Company, for itself or for the holders of any of its securities, shall at any time or times determine to register under the Securities Act any shares of its capital stock or other securities, and such registration is other than:

                 (a) the registration of an offer and sale of securities to employees of, or other persons providing services to, the Company, pursuant to any employee or similar benefit plan, registered on Form S-8 or a comparable form; or

                 (b) a registration relating to a merger, acquisition or other transaction of the type described in Rule 145 under the Securities Act, as such rule may from time to time be amended or supplemented ("Rule 145"), or in any comparable rule, and registered on Form S-4 or on some similar form; or

                 (c) a registration on any registration form which does not permit secondary sales;

the Company will notify each Holder in each case of that determination at least 25 days prior to the filing of such registration statement. In that event, upon the written request of a Holder, received by the Company within 15 days after the mailing of the notice by the Company, the Company shall cause the Stock specified by such Holder to be included in such registration statement as soon as practicable after receiving the request from that Holder. Notwithstanding the foregoing, the Company shall not be obligated to include any stock held by a Holder in any such registration statement if, in the opinion of counsel to the Company reasonably acceptable to holders of a majority of the Stock requested to be registered therein, exemptions from registration are available under which all shares requested to be registered can be sold within 60 days after the date of receipt of such notice.

         3.      Required Registration.

                 (a) If at any time the Holder(s) of at least 51% of the aggregate of the then-outstanding Stock shall notify the Company in writing that such Holder(s) intend(s) to offer or cause to be offered for sale at least 33-1/3% or more of such





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then-unregistered shares of Stock held by such Holder(s) or such amount of
Stock having, in the reasonable judgment of such Holder(s), probable gross proceeds of at least $5,000,000 to the Holders and shall request the Company to cause such Stock to be registered under the Securities Act, the Company shall prepare and file a registration statement covering such Stock as soon as practicable after receipt of such notice; provided, however, that the Company, in preparing a registration statement pursuant to a notification under this
Section 3, may reasonably delay such preparation for the minimum time reasonably necessary (x) in order for its independent certified public accountants to prepare any financial data, including interim financial data, which is required to be included in such registration statement, or (y) if such notice is received on or after the 30th day following the beginning of the Company's fourth fiscal quarter. The rights provided under this Section 3 shall be in addition to the rights of the Holders provided under Section 2 hereof, and shall be available to Holders on not more than one occasion for all Holders.

                 (b) No such request pursuant to Section 3(a) shall be made, or if made shall be effective, during the period commencing with the date of notice, if any, by the Company under Section 2 of an intention to register its securities and ending on the earlier of (x) three months after either the effective date of such registration or the abandonment by the Company of its intention to register such securities or (y) 120 days after such notice. The registration right granted pursuant to Section 3(a) shall be deemed to have been used only upon such registration statement becoming and remaining effective in accordance with the provisions hereof. Anything contained herein to the contrary notwithstanding, with respect to the registration requested pursuant to Section 3(a), the Company may, in its discretion, include in any such registration any authorized but unissued shares of Common Stock for sale by the Company or by other Holders. The Company shall have the privilege of postponing action under this Section 3 for a reasonable period of time (not exceeding 90 days) on not more than one occasion if the filing of such registration statement would, in the opinion of the Board of Directors of the Company, adversely affect a material financing project or a material proposed or pending acquisition, merger or other similar corporate event to which the Company is or expects to be a party, but such registration shall not be further delayed by virtue of Section 3(a).

                 (c) In the event of an underwritten public offering pursuant to this Section 3, the Company shall select the managing
Underwriter(s).





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         4.      Registrations on Form S-3.

                 (a) If (i) a Holder or Holders of at least 25% of the aggregate of the then-outstanding Stock request in writing (such request specifying that it is being made pursuant to this Section 4) that the Company file a registration statement on Form S-3 (or any successor form to Form S-3, regardless of its designation) for a public offering of shares of Stock and
(ii) the Company is a registrant entitled to use Form S-3 to register such shares, then the Company shall use its best efforts to cause such shares to be registered on Form S-3 (or any successor form to Form S-3).

                 (b) The right of Holders to request the Company to file a registration statement on Form S-3 shall be available to Holders no more than twice during any consecutive twelve-month period, provided that such registrations shall have become effective, and shall be supplemental to any other registration rights.

         5. Condition of Obligations to Register Stock. The obligations of the Company under this Agreement to cause a registration statement to be filed or to cause Stock to be included in a registration statement shall not arise until the Holder shall have provided such information and shall have executed such customary documents as may reasonably be required in connection with such registration.

         6. Registration Procedures. At any time at which the Company may be required by the provisions of this Agreement to register any Stock, the Company shall, as promptly as possible:

                 (a) Prepare and file with the Securities and Exchange Commission a registration statement with respect to such Stock and cause such registration statement to become and remain effective.

                 (b) Prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep such registration statement effective until the earlier of
(x) the date which is 120 days after the date on which such registration statement shall become effective or, unless the Securities Act requires otherwise, (y) the date as of which all the Stock covered by such registration statement has been sold. Additionally, the Company shall exercise its best efforts to maintain the effectiveness for up to one year of any registration statement covering Stock pursuant to this Agreement, or such earlier date as of which all the Stock covered by such registration statement has been sold.





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                 (c)      Furnish to each Holder, in conformity with the
requirements of the Securities Act, such number of copies of the prospectus contained in such registration statement, including each preliminary prospectus, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Stock owned by such Holder.

                 (d) Use reasonable efforts to register or qualify the Stock covered by such registration statement under the securities or Blue Sky laws of such jurisdictions as each Holder shall reasonably request, and do any and all other acts and things which may be necessary or reasonably advisable to enable such Holder to consummate the disposition of the Stock owned by such Holder in such jurisdictions during the period provided for under this Section 6(d), provided that the Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction.

                 (e) Notify each Holder of any Stock covered by such registration statement, at any time when a prospectus relating to such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. After so notifying each Holder and securing such approvals as may be necessary, the Company shall promptly prepare and furnish to each Holder such reasonable number of copies of any supplement to or amendment of such prospectus as may be necessary so that thereafter such prospectus shall not include any untrue statement of a material fact or omit to state a material fact which is required to be stated therein or which is necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

                 (f) Provide an institutional transfer agent for the Stock on or before the effective date of the first registration of any Stock.

                 (g) Promptly notify all selling Holders of any stop order or similar proceeding initiated by state or federal regulatory bodies and promptly take all steps necessary to remove such stop order or similar proceeding.





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         7.      Description and Allocation of Expenses.  All expenses which are incurred by the Company in complying with any of the foregoing provisions of this Agreement and which are incidental to or required by any registration, including, among others, all federal and state registration fees, all qualification and filing fees, all printing expenses, all fees and disbursements of counsel for the Company, and all fees and expenses of accountants for the Company, are collectively referred to as "Registration Expenses." "Registration Expenses" shall also include the reasonable fees, plus disbursements, of one law firm which is reasonably satisfactory to the Company and which is selected by the Holders who are requesting such registration (and who hold a majority of the shares of Stock to be registered) but shall not include Underwriters' fees and discounts. If the Company is required by the provisions of this Agreement to effect the registration of any shares of Stock under the Securities Act, the Company shall bear all Registration Expenses incurred in connection with the registration pursuant to Section 3(a) and all registrations pursuant to Sections 2 and 4.

         8. Indemnification; Underwriting Agreements. In the event the Company registers under the Securities Act any shares of Stock held by a
Holder:

                 (a) The Company agrees to indemnify and hold harmless such Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act, against any and all liability or expense, including attorneys' fees, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact in any related registration statement, prospectus, offering circular, notification or other document furnished or authorized by the Company, or (ii) any omission or alleged omission of any material fact required to be stated therein or necessary to make the statements therein not misleading, unless any such actual or alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by any such Holder specifically for use in connection with the preparation of the registration statement, prospectus, offering circular, notification or other document.

                 (b) The obligations of the Company under Sections 2, 3 and 4 above are subject to the following conditions:

                          (i) Each Holder whose Stock is to be included in any
registration or qualification referred to in this Agreement shall agree, in writing, prior to the filing of such registration or filing, to indemnify and hold harmless (x) the Company, (y) each person, if any, who controls the Company within the meaning of the Securities Act, and (z) the officers and directors of the Company, against any and all liability or





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expense, including attorneys' fees, arising out of or based upon any untrue statement or alleged untrue statement of a material fact in any related registration statement, prospectus, offering circular, notification or other document furnished or authorized by the Company, or upon any omission or alleged omission of any material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to actual or alleged statements or omissions made in reliance upon information furnished in writing by or on behalf of such Holder specifically for inclusion therein.

                          (ii)  If such registration or qualification relates
to an offering which is to be underwritten, each such Holder shall enter into an underwriting agreement in usual and standard form (including provisions with respect to indemnification and contribution) respecting such offering.

                          (iii) Each Holder whose Stock is to be included in
any registration referred to in this Agreement shall complete and execute all questionnaires, powers of attorney and other documents and furnish all information to the Company as is necessary to effect such registration.

                          (iv)  No Holder(s) may include any Stock in any
underwriting incident to a registration effected pursuant to Section 2, 3 or 4 if any securities are being registered by the Company for sale in such underwriting, unless the Underwriter(s) managing the offering shall determine and advise in writing that such inclusion will not interfere with the successful marketing of the underwritten securities. In the event that the number of shares of Stock which may be included in any such registration is limited by the managing Underwriter(s), the number of shares of Stock to be included in the registration statement shall be limited to the quantity which the Underwriters believe will not interfere with the success of the underwriting, and the shares of Stock to be included in the registration statement shall be apportioned pro rata among the Holders of such Stock according to the total amount of Stock specified by each Holder in such Holder's notice concerning Stock to be included in the registration statement. Notwithstanding anything to the contrary in this Subsection (iv), a Holder may include in the registration statement the total amount of such Stock specified by such Holder in such Holder's notice.

                 The agreement of any Holder to so indemnify the Company under this Section 8 shall be limited to an amount equal to the amount received by such Holder upon the sale of the Stock pursuant to such registration statement.

                 (c)      A party requesting indemnification pursuant to this
Section 8 (the "Indemnified Party") shall promptly





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furnish notice of such request to the party who is required to indemnify the
Indemnified Party (the "Indemnifying Party"). Such notice shall in no event be given more than 30 days following commencement of any suit or proceeding, or the making of a formal claim, with respect to which such indemnification is sought. Any indemnification agreement furnished pursuant to the provisions of this Section 8 shall permit a party who would otherwise be an Indemnifying Party under this Section 8 not to be required to so indemnify the other party if, for any settlement of any action or claim relating to a loss, liability or expense, such settlement is effected without the consent of such would-be Indemnifying Party; but if such settlement is effected with the consent of such Indemnifying Party, or if there shall be final judgment for the plaintiff in any such action, such Indemnifying Party shall agree to indemnify and hold harmless the Indemnified Party from and against any loss, liability or expense by reason of such settlement or judgment. All such indemnification agreements shall further require that the Indemnifying Party be afforded a reasonable opportunity to participate in the defense of any such suit or proceeding and that any Indemnified Party be reimbursed for attorneys' fees and similar expenses as such fees and expenses are incurred during the pendency of such claims or proceedings.

         9. Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of the Company will bind and inure to the benefit of the successors and assigns of the Company whether so expressed or not. The provisions of this Agreement which are for the benefit of Holders are non-transferable, except that such provisions shall inure to the benefit of any subsequent transferee of Stock who duly executes and delivers to the Company a Counterpart and Acknowledgement in the form attached hereto as Exhibit A.

         10. Effectiveness; Condition Precedent. This Agreement shall become effective immediately upon completion of the Offering, and the completion of the Offering shall be a condition precedent to the effectiveness of the Agreement.

         11.     General.

                 (a) Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered
(i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:





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                 If to the Company, at 2301-B Broadbirch Drive, Silver Spring,
Maryland 20904, Attention: President;

                 If to a Holder, at his or its address set forth in the Company's stock ledger.

                 Any party may give any notice, request, consent or other communication under this Agreement using any other means including, without limitation, personal delivery, messenger services, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended.

                 (b) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                 (c) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least a majority of the Stock. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision unless specifically provided in the terms of such waiver or exception.

                 (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

                 (e) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                 (f) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

                 Executed as of the date first written above.

                                  DIGENE CORPORATION


                                  By:/s/ Evan Jones
                                     ----------------------------------
                                      President





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                                  HOLDERS:

                                  Armonk Partners


                                  By:/s/ Charles M. Fleischman
                                     --------------------------------------
                                  Its:  General Partner



                                  International Murex Technologies Limited


                                  By:/s/ C. Robert Cusick
                                     --------------------------------------
                                  Its:  Director





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                                   EXHIBIT A


                         REGISTRATION RIGHTS AGREEMENT
                        COUNTERPART AND ACKNOWLEDGEMENT


TO:              DIGENE CORPORATION

RE: The Registration Rights Agreement (the "Agreement") dated as of May 24, 1996 by and among Digene Corporation, Armonk Partners, Murex Diagnostics Corporation and certain other Holders (as defined in the Agreement)


                 The undersigned hereby agrees to be bound by the terms of the Agreement as a party to the Agreement, and shall be entitled to all benefits of a Holder pursuant to the Agreement, as fully and effectively as though the undersigned had executed a counterpart of the Agreement together with the other parties to the Agreement. The undersigned hereby acknowledges having received and reviewed a copy of the Agreement.

                 DATED this ____ day of __________, 1996.



                                        HOLDER


                                        Signature:
                                                  --------------------------

                                        Print Name:
                                                   -------------------------





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